EXHIBIT 99.1


FOR IMMEDIATE RELEASE                PRESS RELEASE

   Contact:                          Professional Investment Community and Media
   --------                          -------------------------------------------
   Brian Tobin                       Joe Diaz or Joe Dorame
   Corporate Controller              RCG Capital Markets Group, Inc.
   Persistence Software, Inc.        480.675.0400
   650.372.3647
   btobin@persistence.com


                         PERSISTENCE SOFTWARE ANNOUNCES
                        SECOND QUARTER FINANCIAL RESULTS

SAN MATEO, CALIF. -- JULY 22, 2004 -- Persistence(R) Software (NASDAQ: PRSW), a technology leader for data access and caching, today announced financial results for the second quarter of fiscal 2004 ended June 30, 2004.

For the quarter, revenues were $2.3 million compared with $2.1 million for the first quarter of 2004, and $2.9 million for the second quarter of 2003. The Company reported its third consecutive quarter of profitability, earning $129,000, or $0.05 per share, fully diluted, compared with net income of $56,000, or $0.02 per share, fully diluted in the first quarter of 2004, and a net loss of $624,000, or $(0.26) per share, fully diluted, in the second quarter of 2003.

Christopher Keene, chief executive officer of Persistence, commented, "We have just completed our third consecutive quarter of profitability, have grown revenue more than 12 percent compared to last quarter, and have increased our cash balance by over $100,000 during this quarter as well. While the fundamentals of our industry continue to be difficult, the operating results for the quarter reflect our on-going dedication to improving revenue growth while carefully managing expenses in a manner that is consistent with the fundamentals of the business".

The Company will discuss these results in a conference call scheduled for 4:15 p.m. Eastern July 22, 2004. Interested parties can access the call by dialing
(877) 858-9308 (domestic) or (706) 643-0580 (international) or by accessing the webcast at www.persistence.com/company/investors.html. A replay of the call will be available at (800) 642-1687 (domestic) or (706) 645-9291 (international), access number 8772039, for 3 days following the call; and the webcast can be accessed at www.persistence.com/company/investors.html for 30 days.

ABOUT PERSISTENCE

Persistence Software is a technology leader for data access and caching infrastructure. Persistence provides infrastructure software specifically designed to eliminate data access bottlenecks - such as redundant database queries - that cause poor application performance. For mission-critical applications, Persistence Data Services products simplify and optimize access to enterprise data by providing tightly integrated object-to-relational mapping, intelligent caching and guaranteed cache synchronization. Patented Persistence products have helped over 100 Global 2000 companies achieve breakthrough performance, scalability, availability and developer productivity. Find Persistence on the web at www.persistence.com.

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS INVOLVING RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS. POTENTIAL RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE POSSIBILITY THAT WE MAY NOT ACHIEVE OUR SALES TARGETS, OUR POTENTIAL NEED TO RAISE CASH IN THE FUTURE, UNCERTAINTIES RELATED TO OUR LONG SALES CYCLE, OUR RELIANCE ON A RELATIVELY SMALL NUMBER OF CUSTOMERS, RISKS ASSOCIATED WITH OUR DECLINING SALES, OUR DEPENDENCE ON OUR NEWEST EDGEXTEND PRODUCT, FAILURE TO MANAGE OUR RESOURCES OR ATTRACT AND RETAIN THE SERVICES OF KEY EMPLOYEES, OUR NEED TO DELIVER PRODUCTS THAT ARE FREE OF DEFECTS AND ERRORS AND MEET RAPIDLY CHANGING TECHNOLOGY STANDARDS AND CUSTOMER REQUIREMENTS, OUR NEED TO BUILD A STRONG DIRECT SALES TEAM AND DEVELOP THIRD PARTY SALES CHANNELS, OUR DEPENDENCE ON ENTERPRISE-WIDE SYSTEM DEPLOYMENTS, AND OUR NEED TO ADDRESS COMPETITION FROM COMPANIES WITH SUBSTANTIALLY GREATER RESOURCES. FURTHER INFORMATION REGARDING THESE AND OTHER RISKS AND UNCERTAINTIES IS INCLUDED IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, THE QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED MARCH 31, 2004 AND IN OUR OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. EDGEXTEND, POWERTIER AND DIRECTALERT ARE REGISTERED TRADEMARKS OF PERSISTENCE SOFTWARE, INC. ALL OTHER PRODUCT, TRADEMARK, COMPANY, OR SERVICE NAMES MENTIONED HEREIN ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS.

                            -FINANCIAL TABLES FOLLOW-


                                    PERSISTENCE SOFTWARE, INC.
                         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                          ( Unaudited )
                            ( In thousands, except per share amounts )

                                            THREE MONTHS ENDED            SIX MONTHS ENDED
                                          JUN. 30,       JUN. 30,       JUN. 30,       JUN. 30,
                                            2004           2003          2004           2003
                                        ------------   ------------   ------------   ------------
Revenues:
  Licenses                              $     1,139    $     1,656    $     1,982    $     2,950
  Service                                     1,182          1,220          2,396          2,449
                                        ------------   ------------   ------------   ------------
      Total revenues                          2,321          2,876          4,378          5,399
                                        ------------   ------------   ------------   ------------

Cost of revenues:
  Licenses                                       23             22             42             61
  Service                                       317            459            583            936
                                        ------------   ------------   ------------   ------------
      Total cost of revenues                    340            481            625            997
                                        ------------   ------------   ------------   ------------

Gross profit                                  1,981          2,395          3,753          4,402
                                        ------------   ------------   ------------   ------------

Operating expenses:
  Sales and marketing                           755          1,545          1,537          3,076
  Research and development                      622            803          1,193          1,652
  General and administrative                    470            657            944          1,300
  Purchased intangibles                          --             --           (110)            --
                                        ------------   ------------   ------------   ------------
      Total operating expenses                1,847          3,005          3,564          6,028
                                        ------------   ------------   ------------   ------------

Income / (Loss) from operations                 134           (610)           189         (1,626)

Interest and other income, net                    4              5              6             13
Income taxes                                     (9)           (19)            (9)           (19)
                                        ------------   ------------   ------------   ------------
Net income / (loss)                     $       129    $      (624)   $       186    $    (1,632)
                                        ------------   ------------   ------------   ------------

Basic net profit / (loss) per share     $      0.05    $     (0.26)   $      0.07    $     (0.68)
                                        ------------   ------------   ------------   ------------

Diluted net profit / (loss) per share   $      0.05    $     (0.26)   $      0.07    $     (0.68)
                                        ------------   ------------   ------------   ------------
Shares used in calculating basic
net profit / (loss) per share                 2,716          2,406          2,715          2,404
                                        ------------   ------------   ------------   ------------
Shares used in calculating diluted
net profit / (loss) per share                 2,743          2,406          2,741          2,404
                                        ------------   ------------   ------------   ------------

                           PERSISTENCE SOFTWARE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                  ( Unaudited )
                                ( In thousands )

                                                        AS OF
                                                       JUN. 30,        DEC. 31,
                                                         2004           2003
                                                     ------------   ------------
Assets:
  Current assets:
    Cash, cash equivalents                           $     4,987    $     5,680
    Accounts receivable, net                               1,044          1,498
    Prepaids and other current assets                        390            258
                                                     ------------   ------------
      Total current assets                                 6,421          7,436
Property and equipment, net                                  105             95
Purchased intangibles, net                                    41             59
Other assets                                                  37             37
                                                     ------------   ------------
      Total assets                                   $     6,604    $     7,627
                                                     ============   ============

Liabilities and Stockholders' Equity:
  Current liabilities:
    Accounts payable                                 $       353    $       329
    Accrued liabilities                                    1,004          1,262
    Deferred revenues (net of long term portion)           2,002          2,565
    Current portion of long-term obligations                   5            334
                                                     ------------   ------------
      Total current liabilities                            3,364          4,490
Long-term liabilities
   Long-term portion of deferred revenues                     --             84
   Long-term obligations                                      10             18
                                                     ------------   ------------
      Total long-term liabilities                             10            102
                                                     ------------   ------------
      Total liabilities                                    3,374          4,592
                                                     ------------   ------------

  Stockholders' equity:
    Common stock, net                                     67,129         67,112
    Accumulated deficit                                  (63,891)       (64,076)
    Other                                                     (8)            (1)
                                                     ------------   ------------
      Total stockholders' equity                           3,230          3,035
                                                     ------------   ------------
      Total liabilities and stockholders' equity     $     6,604    $     7,627
                                                     ============   ============



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